SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                            The Securities Act of 1934
        Date of Report (Date of earliest event reported ): July 16, 1996



                          ALLIANCE ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)



Delaware                          1-13054                       13-3645913
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of incorporation)    File Number)              Identification No.)



                    110 East 59th Street, New York, New York        10022
                     (Address of principal executive offices)    (zip code)
                Registrant's telephone number, including area code:
                               (212) 935-6662

                            Exhibit index on page 4.
                                        1
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

Item 5.             Other Events

     On July 16, 1996, Alliance Entertainment Corp. ("Alliance" or the "Company") entered into a Preferred Stock Purchase Agreement with BT Capital Partners, Inc. ("BT") and BCI Growth IV, L.P. ("BCI")("Preferred Stock Purchase Agreement") pursuant to which the Company issued a total of $42.25 million of new preferred stock, the proceeds of which will be used to fund the purchase of catalog and other proprietary rights and for general corporate purposes. BT purchased $35 million and BCI purchased $7.25 million of the preferred stock. The preferred stock has a cumulative dividend rate of 7 7/8% per annum, payable in additional shares of preferred stock, and is convertible into shares of the Company's common stock at a conversion rate equal to $7.25 per share of common stock after stockholder approval of the preferred stock issuance is obtained.

     The press release dated July 16, 1996, set forth in Exhibit 99 hereto contains forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including, without limitation, the effect of economic and market conditions in markets served by the Company, demand for recorded music product generally, demand for the Company's proprietary product, returns of inventory, currency fluctuations, changes in distribution methodology and technology, and the effects of laws governing rights with respect to intellectual property, as well as other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits

    (c)           Exhibits:



Exhibit 4.11 Preferred Stock Purchase Agreement dated July 16, 1996 between the Company, BT Capital Partners, Inc. and BCI Growth IV, L.P.

Exhibit 99        Press Release dated July 16, 1996.











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

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLIANCE ENTERTAINMENT CORP.




                                     By: /s/ Anil K. Narang
                                         --------------------------------------
                                          Name:  Anil K. Narang
                                          Title:    Vice Chairman and President


Date: July 19, 1996























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

                              EXHIBIT INDEX

                                                                            Page

     Exhibit 4.11 Preferred Stock Purchase Agreement dated July 16, 1996 between the Company, BT Capital Partners, Inc. and
                  BCI Growth IV, L.P.                                        5

     Exhibit 99    Press Release dated July 16, 1996.                       64
                                     4
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